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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2001

TYSON FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-3400	71-0225165
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 WEST OAKLAWN DRIVE, SPRINGDALE, ARKANSAS 72762-6999
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (501) 290-4000

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events and Regulation FD Disclosure.

On September 25, 2001, the Registrant issued a press release regarding its expected financial results for the fourth quarter ending September 29, 2001 (the "Press Release"). The text of the Press Release is attached as Exhibit 99(a) to this report and is incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99(a) Text of the Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                            TYSON FOODS, INC.

Date: September 26, 2001                                                    By:_/s/ R. Read Hudson
                                                                                            R. Read Hudson
                                                                                            Secretary and Corporate Counsel

Exhibit 99(a)

Media Contact:                        Ed Nicholson
                                                (501) 290-4591

Investor Contact:                     Louis Gottsponer
                                                (501) 290-4826

TYSON ANTICIPATES HIGHER FOURTH QUARTER RESULTS

Springdale, Arkansas - September 25, 2001 - Tyson Foods, Inc. (NYSE: TSN) said today that it expects its results for the fourth quarter, ending September 29, 2001, will be higher than originally anticipated. Tyson expects fourth quarter earnings in the range of $0.18 to $0.22 per share. This compares with the Company's previous guidance of $0.08 to $0.12 per share. The anticipated results do not include the acquisition of IBP, inc. (NYSE: IBP), of which Tyson owns 50.1 percent. Tyson expects to complete the acquisition of the remaining shares of IBP by the end of this week.

John Tyson, chairman and CEO, said, "Earnings in the fourth quarter have been positively impacted by seasonal improvement in chicken breast pricing and unusually strong leg quarter pricing. In addition, we have executed our game plan to achieve a better balance in our internal supply and demand." Mr. Tyson went on to say, "IBP's business is also performing better than we had expected."

About Tyson Foods, Inc.
Tyson Foods, Inc., headquartered in Springdale, Ark., is the world's largest fully integrated producer, processor and marketer of chicken and chicken-based convenience foods, with 68,000 team members and 7,000 contract growers in 100 communities. Tyson has operations in 18 states and 16 countries and exports to 79 countries worldwide. Tyson is the recognized market leader in almost every retail and foodservice market it serves. Tyson's Cobb-Vantress subsidiary is a leading chicken breeding stock supplier. In addition, Tyson is the nation's second largest maker of corn and flour tortillas under the Mexican Original brand, as well as a leading provider of live swine.

About IBP, inc.
IBP, inc., headquartered in Dakota Dunes, South Dakota, is the world's largest supplier of premium fresh beef and pork products, with more than 60 production sites in North America, joint venture operations in China, Ireland and Russia, and sales offices throughout the world. The company, which generated annual sales exceeding $16.9 billion in 2000, employs 52,000 people.

Forward-Looking Statements
Certain statements contained in this communication are "forward-looking statements,'' such as statements relating to future events and the proposed Tyson merger with IBP. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Among the factors that may cause actual results to differ materially from those expressed in, or implied by, the statements are the following: (i) the risk that Tyson and IBP will not successfully integrate their combined operations; (ii) the risk that Tyson and IBP will not realize estimated synergies; (iii) unknown costs relating to the proposed merger; (iv) risks associated with the availability and costs of financing, including cost increases due to rising interest rates; (v) fluctuations in the cost and availability of raw materials, such as feed grain costs, live cattle and live hogs; (vi) changes in the availability and relative costs of labor and contract growers; (vii) market conditions for finished products, including the supply and pricing of alternative proteins; (viii) effectiveness of advertising and marketing programs; (ix) changes in regulations and laws, including changes in accounting standards, environmental laws, and occupational, health and safety laws; (x) access to foreign markets together with foreign economic conditions, including currency fluctuations; (xi) the effect of, or changes in, general economic conditions; and (xii) adverse results from on-going litigation. Tyson undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

IMPORTANT INFORMATION
MORE DETAILED INFORMATION PERTAINING TO TYSON'S PROPOSED MERGER WITH IBP WILL BE SET FORTH IN APPROPRIATE FILINGS MADE, OR TO BE MADE WITH THE SECURITIES AND EXCHANGE COMMISSION (``SEC''), IF AND WHEN MADE. SHAREHOLDERS ARE URGED TO READ ANY RELEVANT DOCUMENTS THAT ARE CURRENTLY FILED OR MAY BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS WILL BE ABLE TO OBTAIN A FREE COPY OF ANY FILINGS CONTAINING INFORMATION ABOUT TYSON, LASSO AND IBP, WITHOUT CHARGE, AT THE SEC'S INTERNET SITE (HTTP://WWW.SEC.GOV ). COPIES OF ANY FILINGS CONTAINING INFORMATION ABOUT TYSON CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO TYSON FOODS, INC., 2210 WEST OAKLAWN DRIVE, SPRINGDALE, ARKANSAS 72762-6999, ATTENTION: OFFICE OF THE CORPORATE SECRETARY (501)290-4000.

Tyson and certain other persons named below may be deemed to be participants in the solicitation of proxies. The participants in this solicitation may include the directors and executive officers of Tyson. A detailed list of the names of Tyson's directors and officers is contained in Tyson's proxy statement for its 2001 annual meeting, which may be obtained without charge at the SEC's Internet site (http://www.sec.gov ) or by directing a request to Tyson at the address provided above.

As of the date of this communication, except as disclosed in the Schedule 13D filed by Tyson, Lasso, the Tyson Limited Partnership and Don Tyson on August 14, 2001, none of the foregoing participants individually beneficially owns in excess of 5% of IBP's common stock.  Except as disclosed above and in Tyson's proxy statement for its 2001 annual meeting and other documents filed with the SEC, to the knowledge of Tyson, none of the directors or executive officers of Tyson has any material interest, direct or indirect, by security holdings or otherwise, in Tyson or IBP.

This communication is not an offer to purchase shares of IBP, nor is it an offer to sell shares of Tyson Class A common stock which may be issued in any proposed merger with IBP. Any issuance of Tyson Class A common stock in any proposed merger with IBP would have to be registered under the Securities Act of 1933, as amended and such Tyson stock would be offered only by means of a prospectus complying with the Act.